Financial risk management	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about financial instruments [abstract]
Financial risk management	Financial risk management
Risk management principles and processes

The Group’s activities are exposed to a variety of financial risks. The Group’s overall risk management program focuses on the unpredictability of financial markets and seeks to minimize the Group’s capital costs by using suitable means of financing and to manage and control the Group’s financial risks effectively. The Group uses financial instruments to hedge certain risk exposures.

The Group’s approach to the identification, assessment and mitigation of risk is carried out by a Risk and Commercial Committee, which focuses on timely and appropriate risk management.

The principal financial risks are related to raw material price, end-product price, exchange rate, interest rate, liquidity and credit risk. This section provides a description of the principal risks and uncertainties that could have a material adverse effect on the Group’s strategy, performance, results of operations and financial condition. These risks do not appear in any particular order of materiality or probability of occurrence.

Argentina status:
Since the second half of 2019, the Argentine government instituted certain foreign currency exchange controls, which may restrict or partially restrict access to foreign currency, like the U.S. dollars, to make payments abroad, either for foreign debt or the importation of goods or services, dividend payments and others, without prior authorization. Other restrictions also comprise the deferral of payment of certain public debt instruments and fuel price controls. Those regulations have continued to evolve, sometimes making them more or less stringent depending on the Argentine government’s perception of availability of sufficient national foreign currency reserves. The above has led to the existence of an informal foreign currency market where foreign currencies quote at levels significantly higher than the official exchange rate. However, the only exchange rate available for external commerce is the official exchange rate, which as of December 31, 2022 was Pesos 177 per dollar.

•Exchange rate risk

The Group’s cash flows, statement of income and statement of financial position are presented in U.S. Dollars and may be affected by fluctuations in exchange rates. Currency risks, as defined by IFRS 7, arise on account of monetary assets and liabilities being denominated in a currency that is not the functional currency.

A significant majority of the Group’s business activities is conducted in the functional currencies of the respective subsidiaries (primarily the Brazilian Reais and the Argentine Peso). However, the Group may transact in currencies other than the respective functional currencies, mainly the U.S. Dollar. As such, these subsidiaries may hold U.S. Dollar denominated monetary balances at each year-end as indicated in the tables below.

The Group’s net financial position exposure to the U.S. Dollar is managed on a case-by-case basis, partly by hedging certain expected cash flows with foreign exchange derivative contracts.

The following tables show the net monetary position of the respective subsidiaries within the Group categorized by functional currency. Non-U.S. Dollar amounts are presented in U.S. Dollars for purpose of these tables.

	2022
	Subsidiaries’ functional currency
Net monetary position (Liability)/ Asset	Argentine Peso	Brazilian Reais	Uruguayan Peso	U.S. Dollar	Total
Argentine Peso	(217,659)	—	—	—	(217,659)
Brazilian Reais	—	(481,232)	—	—	(481,232)
U.S. Dollar	(179,319)	(290,366)	22,810	26,745	(420,130)
Uruguayan Peso	—	—	(2,167)	—	(2,167)
Total	(396,978)	(771,598)	20,643	26,745	(1,121,188)

	2021
	Subsidiaries’ functional currency
Net monetary position (Liability)/ Asset	Argentine Peso	Brazilian Reais	Uruguayan Peso	U.S. Dollar	Total
Argentine Peso	(33,002)	—	—	—	(33,002)
Brazilian Reais	—	(396,288)	—	—	(396,288)
U.S. Dollar	(267,448)	(270,213)	21,773	30,490	(485,398)
Uruguayan Peso	—	—	(1,837)	—	(1,837)
Total	(300,450)	(666,501)	19,936	30,490	(916,525)

The Group’s analysis shown on the tables below is carried out based on the exposure of each functional currency subsidiary against the U.S. Dollar. The Group estimated that, other factors being constant, a hypothetical 10% appreciation/(depreciation) of the U.S. Dollar against the respective functional currencies for the years ended December 31, 2022 and 2021 would have (decreased)/increased the Group’s Profit before income tax for the year. A portion of this effect would have been recognized as other comprehensive income since a portion of the Company’s borrowings was used as cash flow hedge of the foreign exchange rate risk of a portion of its highly probable future sales in U.S. Dollars (see Hedge Accounting - Cash Flow Hedge below for details).

		Functional currency
Net monetary position		Argentine Peso	Brazilian Reais	Uruguayan Peso	Total
2022	U.S. Dollar	(17,932)	(29,037)	2,281	(44,688)
2021	U.S. Dollar	(26,745)	(27,021)	2,177	(51,589)

The tables above only consider the effect of a hypothetical appreciation / depreciation of the U.S. Dollars on the Group’s net financial position. A hypothetical appreciation / depreciation of the U.S. Dollar against the functional currencies of the Group’s subsidiaries has historically had a positive / negative effect, respectively, on the fair value of the Group’s biological assets and the end prices of the Group’s agriculture produce, both of which are generally linked to the U.S. Dollar.
 Hedge Accounting Cash Flow Hedge

The Group formally documents and designates cash flow hedging relationships to hedge the foreign exchange rate risk of a portion of its highly probable future sales in U.S. Dollars using a portion of its borrowings denominated in U.S. Dollars, currency forwards and foreign currency floating-to-fixed interest rate swaps, as needed.

Generally, the principal amounts of long-term borrowings (non-derivative financial instruments) and notional values of foreign currency forward contracts (derivative financial instruments) are designated as hedging instruments. These instruments are exposed to foreign currency risks, mainly Brazilian Reais/ U.S. Dollar related to operations in Brazil and Argentine Peso/U.S. Dollar in Argentina related to operations in Argentina. As of December 31, 2022, and 2021, approximately 10% of projected sales within those countries qualify as highly probable forecast transactions for hedge accounting purposes and are designated as hedged items.

The Group prepares formal documentation to support hedge designation, including an explanation of how the designation of the hedging relationship is aligned with the Group’s Risk Management Policy, identification of the hedging instrument, the hedged transactions, the nature of the risk being hedged and an analysis which demonstrates that the hedge is expected to be highly effective. The Group reassesses the prospective and retrospective effectiveness of the hedge on an ongoing basis comparing the foreign currency component of the carrying amount of the hedging instruments and of the highly probable future sales.

Under cash flow hedge accounting, the effect of changes in foreign currency exchange rates on derivative and non-derivative hedging instruments are not immediately recognized in profit or loss but are reclassified from equity to profit or loss in the periods when the future sales occur, thus allowing for a more appropriate presentation of the results for the period reflecting the strategy in the Group’s Risk Management Policy.

Currently, based on the Group’s plans, it is expected that the cash flows will occur and affect profit or loss between 2023 and 2027.

For the year ended December 31, 2022, a pre-tax loss of US$15,621 (US$10,565 pre-tax loss in 2021 and US$ 46,145 loss in 2020) was recognized in other comprehensive income and an amount of US$41,371 loss (US$54,650 loss in 2021 and US$26,031 loss in 2020) was reclassified from equity to profit or loss within “Financial results, net”.

•Raw material price risk

Inflation in the costs of raw materials and goods and services from industry suppliers and manufacturers presents risks to project economics. A significant portion of the Group’s cost structure includes the cost of raw materials primarily seeds, fertilizers and agrochemicals, among others. Prices for these raw materials may vary significantly.

•End-product price risk

Prices for commodity products have historically been cyclical, reflecting overall economic conditions and changes in capacity within the industry, which affect the profitability of entities engaged in the agribusiness industry. The Group combines different actions to minimize price risk. A percentage of crops are to be sold during and post-harvest period. The Group manages minimum and maximum prices for each commodity as well as gross margin per each crop as to decide when and how to sell. End-product price risks are hedged if economically viable and possible by entering into forward contracts with major trading houses or by using derivative financial instruments, consisting mainly of crops and sugar future contracts, but also includes occasionally put and call options. A movement in end-product futures prices would result in a change in the fair value of the end product hedging contracts. These fair value changes, after taxes, are recorded in the consolidated statement of income.

Contract positions are designed to ensure that the Group would receive a defined minimum price for certain quantities of its production. The counterparties to these instruments generally are major financial institutions. In entering into these contracts, the Group has assumed the risk that might arise from the possible inability of counterparties to meet the terms of their contracts. The Group does not expect any material losses as a result of counterparty defaults. The Group is also obliged to pay margin deposits and premiums for these instruments. These estimates represent only the sensitivity of the financial instruments to market risk and not the Group exposure to end product price risks as a whole, since the crops and cattle products sales are not financial instruments within the scope of IFRS 7 disclosure requirements.

Liquidity risk

The Group is exposed to liquidity risks, including risks associated with refinancing borrowings as they mature, and that borrowing facilities are not available to meet cash requirements. Failure to manage liquidity risks could have a material impact on the Group’s cash flow and statement of financial position.

Prudent liquidity risk management includes managing the profile of debt maturities and funding sources close oversight of cash flows projections, maintaining sufficient cash, and ensuring the availability of funding from an adequate amount of committed credit facilities and the ability to close out market positions. The Group's ability to fund its existing and prospective debt requirements is managed by maintaining diversified funding sources with adequate available funding lines from high quality lenders; and reaching to have long-term financial facilities.

As of December 31, 2022, cash and cash equivalents of the Group totaled US$230.7 million, which are available for use.

The tables below analyzes the Group’s non-derivative financial liabilities and derivative financial liabilities into relevant maturity groupings based on the remaining period at the statement of financial position to the contractual maturity date. The amounts disclosed in the table are the contractual undiscounted cash flows and as a result they do not reconcile to the amounts disclosed on the statement of financial position except for short-term payables where discounting is not applied.

At December 31, 2022	Less than 1 year	Between 1 and 2 years	Between 2 and 5 years	Over 5 Years	Total
Trade and other payables	197,780	16,843	31	336	214,990
Borrowings	322,923	103,844	772,634	383	1,199,784
Leases Liabilities	67,181	80,986	168,565	185,910	502,642
Derivative financial instruments	2,961	96	—	—	3,057
Total	590,845	201,769	941,230	186,629	1,920,473

At December 31, 2021	Less than 1 year	Between 1 and 2 years	Between 2 and 5 years	Over 5 Years	Total
Trade and other payables	153,175	15	22	247	153,459
Borrowings	153,311	57,849	245,538	577,178	1,033,876
Leases Liabilities	53,384	53,172	122,625	123,180	352,361
Derivative financial instruments	1,283	—	—	—	1,283
Total	361,153	111,036	368,185	700,605	1,540,979

•Interest rate risk

The Group’s interest rate risk arises from long-term borrowings at floating rates, which expose the Group to cash flow interest rate risk. Borrowings issued at fixed rates expose the Group to fair value interest rate risk. The interest rate profile of the Group's borrowings is set out in Note 26.

The Group occasionally manages its cash flow interest rate risk exposure by using floating-to-fixed interest rate swaps. Such interest rate swaps have the economic effect of converting borrowings from floating rates to fixed rates.

The following tables show a breakdown of the Group’s fixed-rate and floating-rate borrowings per currency denomination and functional currency of the subsidiary debt holder. These analyses are performed after giving effect to interest rate swaps.

 The analysis for the year ended December 31, 2022 and 2021 is as follows:

	2022
	Subsidiaries’ functional currency
Rate per currency denomination	Argentine Peso	Brazilian Reais	Uruguayan Peso	U.S. Dollar	Total
Fixed rate:
Argentine Peso	195,982	—	—	—	195,982
Brazilian Reais	—	4,476	—	—	4,476
U.S. Dollar	62,051	388,350	—	149,884	600,285
Subtotal fixed-rate borrowings	258,033	392,826	—	149,884	800,743
Variable rate:
Brazilian Reais	—	188,801	—	—	188,801
U.S. Dollar	18,096	112	—	—	18,208
Subtotal variable-rate borrowings	18,096	188,913	—	—	207,009
Total borrowings as per statement of financial position	276,129	581,739	—	149,884	1,007,752

	2021
	Subsidiaries’ functional currency
Rate per currency denomination	Argentine Peso	Brazilian Reais	Uruguayan Peso	U.S. Dollar	Total
Fixed rate:
Argentine Peso	11,769	—	—	—	11,769
Brazilian Reais	—	10,887	—	—	10,887
U.S. Dollar	96,456	342,522	—	165,173	604,151
Subtotal fixed-rate borrowings	108,225	353,409	—	165,173	626,807
Variable rate:
Brazilian Reais	—	169,597	—	—	169,597
U.S. Dollar	19,793	1,454	—	—	21,247
Subtotal variable-rate borrowings	19,793	171,051	—	—	190,844
Total borrowings as per statement of financial position	128,018	524,460	—	165,173	817,651

For the years ended December 31, 2022 and 2021, if interest rates on floating-rate borrowings had been 1% higher with all other variables held constant, the Group’s Profit before income tax for the years would have decreased as shown below. A 1% decrease in interest rates would have an equal and opposite effect on the income statement.

	2022
	Subsidiaries’ functional currency
Rate per currency denomination	Argentine Peso	Brazilian Reais	Uruguayan Peso	U.S. Dollar	Total
Variable rate:
Brazilian Reais	—	(1,888)	—	—	(1,888)
U.S. Dollar	(181)	(1)	—	—	(182)
Total effects on profit before income tax	(181)	(1,889)	—	—	(2,070)

	2021
	Subsidiaries’ functional currency
Rate per currency denomination	Argentine Peso	Brazilian Reias	Uruguayan Peso	U.S. Dollar	Total
Variable rate:
Brazilian Reais	—	(1,696)	—	—	(1,696)
U.S. Dollar	(198)	(15)	—	—	(213)
Total effects on profit before income tax	(198)	(1,711)	—	—	(1,909)

The sensitivity analysis has been determined assuming that the change in interest rates had occurred at the date of the statement of financial position and had been applied to the exposure to interest rate risk for financial instruments in existence at that date. The 100 basis point increase or decrease represents management's assessment of a reasonable possible change in those interest rates, which have the most impact on the Group, specifically the United States and Brazilian rates over the period until the next annual statement of financial position date.

The Group is currently negotiating with its contractual counterparts a replacement of the LIBOR-related contracts. Although the negotiations are not finalized yet, the Group expects that it will obtain similar interest rates as replacements. However, there can be no assurance that all negotiations will be favorable to the Group.

•Credit risk

The Group’s exposure to credit risk mainly arise from the potential non-performance of contractual obligations by the parties, in relation to amounts owed for physical product sales, the use of derivative instruments, and the investment of surplus cash balances. The Group is also exposed to political and economic risk events, which may cause non-payment of foreign currency obligations to the Group.

The Group’s policy is to manage credit exposure to trading counterparties within defined trading limits. All of the Group’s significant counterparties are assigned internal credit limits.

The Group regularly sells to a large base of customers. The type and class of customers may differ depending on the Group’s business segments. For the years ended December 31, 2022 and 2021, more than 71% and 73%, respectively, of the Group’s sales of crops were sold to 34 and 27 well-known customers (both multinational and local) with a good credit history with the Group. In the rice segment 74% and 68% of sales were sold to 79 and 28 well-known customers for the years ended December 31, 2022 and 2021, respectively. In the Sugar, Ethanol and Energy segment, sales of ethanol were concentrated in 66 and 39 customers, which represented 100% of total sales of ethanol for the years ended December 31, 2022 and 2021, respectively. Approximately 100% and 86% of the Group’s sales of sugar were concentrated in 158 and 124 well-known traders for the years ended December 31, 2022 and 2021, respectively. For the years ended December 31, 2022 and 2021, 94% and 95% of energy sales were concentrated in 59 and 72 major customers, respectively. In the dairy segment, 62% and 67% of the sales were concentrated in 53 and 18 well-known customers for the years ended December 31, 2022 and 2021, respectively.

No credit limits were exceeded during the reporting periods and management does not expect any losses from non-performance by these counterparties. If any of the Group’s customers are independently rated, these ratings are used. Otherwise, the Group assesses the credit quality of the customer taking into account its financial position, past experience and other factors (see Note 17 for details). The Group may seek cash collateral, letter of credit or parent company guarantees, as considered appropriate. Sales to customers are primarily made by credit with customary payment terms. The maximum exposure to credit risk is represented by the carrying amount of each financial asset in the statement of financial position after deducting any impairment allowance. The Group’s exposure of credit risk arising from trade receivables is set out in Note 18.

The Group is exposed to counterparty credit risk on cash and cash equivalent balances. The Group holds cash on deposit with a number of financial institutions. The Group manages its credit risk exposure by limiting individual deposits to clearly defined limits. The Group only deposits with high quality banks and financial institutions. As of December 31, 2022 and 2021, the total amount of cash and cash equivalents mainly comprise cash in banks and short-term bank deposits. The Group is authorized to transact with banks rated “BBB+” or higher. As of both December 31, 2022 and 2021, 4 banks (primarily JP Morgan, Banco do Brasil, Credit Agricole and Banco Itaú) accounted for more than 86% and 81%, respectively, of the total cash deposited. The remaining amount of cash and cash equivalents relates to cash in hand. Additionally, during the year ended December 31, 2022, the Group invested in fixed-term bank deposits with mainly two banks (FCI and ING), treasury bills and also entered into derivative contracts (currency forward). The Group’s exposure of credit risk arising from cash and cash equivalents is set out in Note 20.

The Group’s primary objective for holding derivative financial instruments is to manage currency exchange rate risk, interest rate risk and commodity price risk. The Group generally enters into derivative transactions with high-credit-quality counterparties and, by policy, limits the amount of credit exposure to any one counterparty based on an analysis of that counterparty's relative credit standing. The amounts subject to credit risk related to derivative instruments are generally limited to the amounts, if any, by which counterparty's obligations exceed the obligations with that counterparty.

The Group also entered into crop commodity futures traded in the established trading markets of Argentina and Brazil through well-rated brokers. Management does not expect any counterparty to fail to meet its obligations.

•Capital risk management

The Group’s objectives when managing capital are to safeguard the Group’s ability to continue as a going concern in order to provide returns for shareholders and benefits for other stakeholders and to maintain an optimal capital structure to reduce the cost of capital. In order to maintain or adjust the capital structure, it may adjust the amount of dividends paid to shareholders, return capital to shareholders, issue new shares or buy own shares or sell assets to reduce debt. Consistent with others in the industry, the Group monitors capital on the basis of the gearing ratio. This ratio is calculated as total debt (including current and non-current borrowings as shown in the consolidated statement of financial position, if applicable) divided by total capital. Total capital is calculated as equity, as shown in the consolidated statement of financial position, plus total borrowings. During the year ended December 31, 2022, the strategy was to maintain the gearing ratio within 0.40 to 0.60, as follows:

	2022	2021
Total borrowings	1,007,752	817,651
Total equity	1,163,643	1,047,830
Total capital	2,171,395	1,865,481
Gearing ratio	0.46	0.44

•Derivative financial instruments

As part of its business operations, the Group may uses a variety of derivative financial instruments to manage its exposure to the financial risks discussed above. As part of its strategy, the Group may enter into derivatives of (i) interest rate to manage the composition of floating and fixed rate debt; (ii) currency to manage exchange rate risk, and (iii) crop (future contracts and put and call options) to manage its exposure to price volatility stemming from its integrated crop production activities. The Group’s policy is not to use derivatives for speculative purposes.

Derivative financial instruments involve, to a varying degree, elements of market and credit risk not recognized in the financial statements. The market risk associated with these instruments resulting from price movements is expected to offset the market risk of the underlying transactions, assets and liabilities, being hedged. The counterparties to the agreements relating to the Group’s contracts generally are large institutions with credit ratings equal to or higher than BBB+. The Group continually monitors the credit rating of such counterparties and seeks to limit its financial exposure to any one financial institution. While the contract or notional amounts of derivative financial instruments provide one measure of the volume of these transactions, they do not represent the amount of the Group’s exposure to credit risk. The amounts potentially subject to credit risk (arising from the possible inability of counterparties to meet the terms of their contracts) are generally limited to the amounts, if any, by which the counterparties’ obligations under the contracts exceed the Group’s obligations to the counterparties.

The following tables show the outstanding positions for each type of derivative contract as of the date of each statement of financial position:

▪ Futures / options

As of December 31, 2022:

	2022
Type of derivative contract	Quantities (thousands) (**)	Notional amount	Fair Value Asset/ (Liability)	(Loss)/Gain (*)
Futures:
Sale
Corn	5	992	(193)	(193)
Soybean	34	12,696	(1,081)	(1,085)
Wheat	9	2,956	111	115
Sugar	99	3,437	(1,526)	(1,778)
Total	147	20,081	(2,689)	(2,941)
 As of December 31, 2021:

	2021
Type of derivative contract	Quantities (thousands) (**)	Notional amount	Fair Value Asset/ (Liability)	(Loss)/Gain (*)
Futures:
Sale
Corn	6	935	157	157
Soybean	55	17,782	(1,283)	(1,283)
Sugar	87	35,922	671	292
Total	148	54,639	(455)	(834)
(*) Included in the line item “(loss) / gain from commodity derivative financial instruments” of Note 8.
(**) All quantities expressed either in tons or cubic meters, as applicable.
Commodity future contract fair values are computed with reference to quoted market prices on future exchanges.

▪Floating-to-fixed interest rate swaps
In April 2022, one of the Group's subsidiaries in Brazil, Usina Monte Alegre (“UMA”) entered into a R$ 20 million loan with Itaú BBA. The loan bears interest at a fixed rate of 13.23% p.a. Concurrently, UMA entered into a swap agreement, to effectively convert the fixed-interest-rate loan into a variable-interest-rate loan denominated in CDI (an interbank floating interest rate in Reais), plus a fixed rate of 1.29%. The swap matures on March 24, 2024, mirroring the loan’s maturity date, and resulted in a recognition of a loss of US$ 90 thousand in 2022.

In December 2020, one of the Group's subsidiaries in Brazil, Adecoagro Vale do Ivinhema entered into an interest rate swap agreement with Itaú BBA for  an aggregate amount of US$400 million. Pursuant to this agreement, Adecoagro Vale do Ivinhema receives IPCA (Extended National Consumer Price Index) plus 4.24% per year and pays CDI (an interbank floating interest rate in Reais) plus 1.85% per year. This swap agreement expires semiannually until December, 2026. This agreement resulted in a recognition of a loss of US$2.2 million in 2022 and a gain of US$2.1 million in 2021.

▪Currency forward

During the year ended December 31, 2022 the Group entered into several currency forward contracts with Brazilian banks, in order to hedge the fluctuation of the Brazilian Reais against the U.S. Dollar, for a total aggregate amount of US$ 4 million. It resulted in the recognition of non-significant gain or losses in 2022.

Also, the Group entered into several currency forward contracts to hedge the fluctuation of the U.S. Dollar against the Euro for a total notional amount of US$ 2.2 million. The currency forward contracts maturity date is March 2023. The outstanding contracts resulted in the recognition of a loss amounting to US$ 0.16 million in 2022. (2021:nil)

Gains and losses on currency forward contracts are included within “Financial results, net” in the statement of income.